FORT PITT CAPITAL TOTAL RETURN FUND (the “Fund”)

FPCGX

Supplement dated December 31, 2021 to the Summary Prospectus and Prospectus, each dated February 28, 2021

Mr. Charles Smith has retired from his role as Chief Investment Officer of Fort Pitt Capital Group, LLC (the “Adviser”), and Mr. Dan Eye assumed the role of Chief Investment Officer of the Adviser. Similarly, Mr. Smith will also no longer serve as the portfolio manager of the Fund.

Effective December 31, 2021, Mr. Carter Henderson and Mr. Dan Eye will assume the role of Co-Portfolio Managers of the Fund. Accordingly references to Mr. Smith in the Summary Prospectus and Prospectus are deleted and replaced with the following.

Portfolio Managers: Dan Eye and Carter Henderson are jointly and primarily responsible for the daily management of the Fund.

Dan Eye Co-Portfolio Manager
Mr. Eye has served as the Fund’s Co-Portfolio Manager since December 2021. Mr. Eye is Chief Investment Officer of the Advisor. He joined the Advisor in October 2019. Mr. Eye has more than 18 years of investment management experience. Prior to joining the Advisor, Mr. Eye served as the Chief Investment Officer of Roof Advisory Group.
Carter Henderson Co-Portfolio Manager
Mr. Henderson has served as the Fund’s Co-Portfolio Manager since December 2021. Mr. Henderson is a portfolio manager with the Advisor. Mr. Henderson joined the Advisor in August 2018. Prior to joining the Advisor, Mr. Henderson served at Henderson Capital Group, a registered investment advisory firm, which he founded.
The Fund’s SAI provides additional information about the portfolio managers, including compensation, other accounts managed, and ownership of Fund shares.

Please retain this Supplement with your Summary Prospectus and/or Prospectus.

FORT PITT CAPITAL TOTAL RETURN FUND (the “Fund”)

FPCGX

Supplement dated December 31, 2021 to the
Statement of Additional Information (“SAI”) dated February 28, 2021

Effective immediately, Mr. Charles Smith retired from his role as Chief Investment Officer of Fort Pitt Capital Group, LLC (the “Adviser”), and Mr. Dan Eye assumed the role of Chief Investment Officer of the Adviser.

Effective December 31, 2021, Mr. Carter Henderson and Mr. Dan Eye will assume the role of Co-Portfolio Managers of the Fund. The following replaces the information under the section heading “Portfolio Manager” in the SAI:

PORTFOLIO MANAGERS
The Advisor serves as investment advisor to the Fund. Dan Eye and Carter Henderson serve as the Co-Portfolio Managers of the Fund. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund and collectively manage the Adviser’s separately managed accounts in addition to the Fund. Information regarding the other accounts (not including the Fund) managed by Mr. Eye and Mr. Henderson, including the umber of accounts, the total assets in those accounts, and the categorization of the accounts as of October 31, 2021, is set forth below.

Portfolio Manager Other Accounts	Total Accounts (excluding the Fund)		Accounts with Performance Based Fees
	Number	Assets (in millions)	Number	Assets
Dan Eye
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,559	$4,690	0	$0
Carter Henderson
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7,559	$4,690	0	$0

Material Conflicts of Interest
Fort Pitt has not identified any material conflicts between the Fund and other accounts managed by the firm. However, actual or apparent conflicts may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts results in unequal time and attention being devoted to the Fund and other accounts. Fort Pitt’s management fees for the services it provides to other accounts may be higher or lower than the advisory fees it receives from the Fund. On behalf of all clients, including the Fund, the Advisor strives to provide investment advice that is the most cost effective for them given the size of their investable assets, time horizon and investment objectives. The firm uses a modified random allocation procedure to reduce the possibility that the Fund or another account may receive favorable treatment.
No direct conflicts of interest between the Fund and Fort Pitt exist. Fort Pitt has an Asset Management group which is made up of the portfolio management, research, and trading staff of the firm. Daniel Eye and Carter Henderson serve as the Co-Portfolio Managers of the Fund; however, all investment decisions are discussed by the Asset Management group prior to implementation. The Co-Portfolio Managers rely on the members of the Asset Management group in formulating trades for the firm's equity strategies, which includes the Fund.

Compensation
As of October 31, 2021, the portfolio manager receives a base salary to manage both the Fund and other separate accounts. The base salary is fixed on an annual basis by the Board of Directors of the Advisor and is in line with current industry averages. If the Advisor is profitable at year end, then the directors of the Advisor may choose to make a profit sharing contribution as additional compensation. The Co-Portfolio Managers’ compensation is not based on the performance of the Fund or any other separate account that they manage, nor is such compensation based on the value of assets in the Fund or any other separate account.
Mr. Eye and Mr. Henderson participate in Fort Pitt’s 401(k) retirement plan that is available to all employees of the firm upon their hire date. Fort Pitt’s retirement plan is run under the ERISA safe harbor provisions, whereby Fort Pitt will make contributions to all eligible participants, regardless of whether participants contribute to the Plan. The safe harbor contribution is equal to 3% of the employee’s eligible compensation. The safe harbor contribution is 100% vested immediately. Fort Pitt may make additional matching and profit-sharing contributions based on the profitability of the firm.
Securities Owned in the Fund by the Portfolio Manager. As of October 31, 2021, Mr. Eye and Mr. Henderson beneficially owned the following dollar range of shares of the Fund:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000)
Dan Eye	$100,001 - $500,000
Carter Henderson	$10,001 - $50,000

Please retain this Supplement with your SAI.